                             PARTICIPATION AGREEMENT

THIS PARTICIPATION AGREEMENT (the "Agreement") is hereby made as of the 25TH dayof May, 2000, by and between Referral Finance.com, Corp. (the "Mortgage
Originator"), with an address of 6200 La Calma Drive #20, Austin. TX 78742 , and STERLING BANK AND TRUST, FSB (the "Participant"), with an address of One
Towne Square, l7th Floor, Southfield, Michigan 48076.

                                   WITNESSETH

The Mortgage Originator is the holder from time to time of various mortgage loans (the "Mortgage Loans") evidenced by notes and secured by first mortgages and/or deeds of trust (referred to collectively herein as "mortgages") on improved one- to four-family residential real properties. The Mortgage Loans will be eligible for purchase in the secondary market by FNMA or FHLMC or other investors, or are eligible to serve as collateral for mortgage-backed securities issued by GNMA. The Mortgage Originator desires to sell a senior participation interest ( each a "Participation") in each of the Mortgage Loans from time to time to the Participant, and the Participant is willing to purchase such
Participations under the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, it is agreed:

1.   Purchase of Participations. The Participant agrees to purchase from time to time from the Mortgage Originator, but only in accordance with the terms and conditions hereof, one or more loan participation certificates (the
     "Participation Certificates"), substantially in the form of Exhibit A ___
     hereto, each of which represents the Participant's Participation in a
     Mortgage Loan originated by the Mortgage Originator. The principal balance of each Participation (the "Participation Principal Balance") shall be set out in the related Participation Certificate and shall decrease as any portion of the principal collections with respect to the Mortgage Loans are paid to the Participant. The principal terms relating to the purchase of each Participation, including but not limited to the maximum participation percentage, the purchase price and the interest rate on the Participation
     Principal Balance may be set out in the terms addendum attached hereto as
     Exhibit B, as the same may be amended from time to time (the "Terms
     Addendum"). Each Participation shall bear interest on the related
     Participation Principal Balance at the rate specified as the "Interest
     Rate" on the Terms Addendum; provided, however, that from the date on which any Event of Default (defined below) sha1l be deemed to have occurred until the earlier of (i) the date on which the default is, in Participant's sole discretion, waived in writing or (ii) the date on which the Participation is paid in full, the Participation shall bear interest at the Default Rate set forth on the Terms Addendum. The aggregate outstanding principal balance of all Participations on any day shall not exceed the amount specified as the "Maximum Participation Amount" on the Terms Addendum.

2.   Mechanics of Purchase and Repurchase. The Mortgage Loan subject to a
     Participation shall be listed on Schedule I to the related Participation
     Certificate (the "Mortgage Loan Schedule"). The Mortgage Originator shall be responsible for -- delivering a Mortgage Loan Schedule.

     (a)  From time to time prior to the termination of this Agreement, the
          Mortgage Originator may request that the Participant purchase a
          Participation. If no Event of Default exists or no event that with the passage of time would become an Event of Default, the Participant, in its sole discretion, may accept the Participation for purchase and the
          Participant shall pay the Mortgage Originator or, on behalf of the
          Mortgage Originator, a settlement agent, in the Participant's sole discretion. an amount equal to the purchase price.

     (b)  The Mortgage Originator shall deliver the Participation Certificate simultaneously with the documents referenced in Section 10 and if
          Participant accepts the same, Participant shall make the payment referenced in Section 2(a) above. The Participation Certificate and the documents referenced in Section 10 shall be forwarded to
          Participant, or they may, in the sole discretion of the Participant, be delivered to a settlement agent approved by Participant. The
          Mortgage Originator shall submit the names of settlement agents for approval by Participant, accompanied by such information regarding the settlement agents as Participant shall require. Each such settlement agent shall execute an escrow instruction letter with Participant on terms satisfactory to Participant.

     (c)  If the Mortgager Originator delivers to the Participant the
          Participation Certificate and other documents referenced in Section 10 at the time Participant makes the payment referenced in Section 2(a)
          above, then the purchase is referred to in this Agreement (and in exhibits hereto and other documentation relating to the purchase and sale of Participations by Participant and Mortgage Originator) as a
          "Dry Funding". If the Mortgager Originator delivers to the settlement agent pursuant to Section 2(b ) above the Participation Certificate and other documents referenced in Section 10 at the time Participant makes the payment referenced in Section 2(a) above, then the purchase is referred to in this Agreement (and in exhibits hereto and other documentation relating to the purchase and sale of Participations by
          Participant and Mortgage Originator) as a "Wet Funding".

     (d)  From time to time prior to the termination of this Agreement, the
          Mortgage Originator may request to repurchase a Participation by (i)
          delivering a written request to the Participant, substantially in the form attached as Exhibit C, and (ii) tendering to the Participant the related "Repurchase Amount" for each such Participation. The request for repurchase shall specify that a Participation is being repurchased for one of the following reasons: (A) the Mortgage Loan has been paid in full; (B) the Mortgage Loan is being sold pursuant to a Takeout
          Commitment; (C) the Participation has been outstanding for more than ninety (90) days; (D) a representation or warranty contained or provided for in Section 8 or 9 of this Agreement has been breached;
          (E) the Mortgage Loan has become more than thirty (30) days delinquent; or (F) foreclosure proceedings are being started with respect to the Mortgage Loan. If the Participant permits such repurchase, which it may do in its sole discretion, upon receipt of the Repurchase Amount, the Participant shall return to the

          Mortgage Originator (or such other party as the Mortgage Originator may direct) the related note, mortgage, and assignment of mortgage, to the extent such documents were delivered to the Participant and have not previously been redelivered to the Mortgage Originator.

     (e)  For purposes hereof, the "Repurchase Amount" means the amount set forth in Section 13(c).

3.   Restrictions on Transfer by Mortgage Originator. The Mortgage Originator
     shall not sell, Transfer or assign its retained interest in the Mortgage
     Loans without the prior written consent of the Participant.

4.   Required Repurchases. The Participant, in its sole discretion, may require the Mortgage Originator to repurchase a Participation, in accordance with
     Section 2( d) above, (i) if any Mortgage Loan underlying a Participation becomes more than thirty (30) days delinquent, (ii) if any representation or warranty pertaining to a Mortgage Loan is untrue, (iii) if any legal action is initiated or threatened which, if successful, would in any way impair the value of Participant's interest in the Participation, as determined by the Participant in its sole judgment, or (iv) if a
     PaI1icipation has been outstanding for a period of more than ninety (90)
     days. In the event that Participant requires Mortgage Originator to repurchase a Participation, the Repurchase Amount must be received by
     Participant within ten (10) days after Participant sends notice to Mortgage
     Originator .

5.   Applications of Unscheduled Payments and Takeout Proceeds. If a Mortgage
     Loan is foreclosed upon or is otherwise liquidated or if the Mortgage Loan is to be sold to a takeout investor, the related Participation shall be repaid in full, together with any accrued interest thereon, from the proceeds of such liquidation, foreclosure or takeout sale prior to the payment of any amount to the Mortgage Originator with respect to such
     Mortgage Loan.

6.   Servicing. In consideration of the Participant's agreement to purchase
     Participations from the Mortgage Originator, the Mortgage Originator hereby agrees to act as the servicer of the Mortgage Loans subject to each
     Participation. So long as any indebtedness remains outstanding on any of the Mortgage Loans, the Mortgage Originator shall service such Mortgage
     Loans until all payments due with respect to the related Participation are paid in full, and to that end will, by way of illustration only and without limitation:

     (a)  Proceed with reasonable diligence to collect all payments on the
          Mortgage Loans as and when they shall become due and payable, exercising the same standard of care and using the same methods that the Mortgage Originator would use in servicing mortgage loans held in its portfolio or, if higher, the standard of care and methods used in the mortgage loan servicing industry for the servicing of loans held by others;

     (b)  Remit to the Participant on or before the tenth day of each month, except as Participant may change this due day in any billing schedule or other written notice sent to the Mortgage Originator, (i) the
          Participant's pro rata share of the amount of principal collected on each of the outstanding Mortgage Loans during the previous month and
          (ii) accrued interest on the outstanding Participation Principal
          Balance for each Participation as set forth in Section 1 above;
          provided, however, that if any collections on a Mortgage Loan are due to foreclosure or other liquidation of the Mortgage Loan, then such collections shall be applied in accordance with Section 5 above;

     (c)  Cause the related mortgagor to maintain hazard insurance policies, including but not limited to policies of flood insurance if required, covering the mortgaged premises in an amount at least equal to the outstanding mortgage balance;

     (d)  Keep records pertaining to each mortgage note and the collections thereon and permit the Participant to examine these and other records pertaining to each of the Mortgage Loans at such times as the
          Participant may elect during the Mortgage Originators business hours;
          and

     (e)  Cause the taxes on the mortgaged premises securing each Mortgage Loan to be examined annually and report any delinquent taxes to the
          Participant.

7.   Servicing Compensation. The Mortgage Originator shall be entitled to retain, as its sole compensation for servicing the Mortgage Loans subject to Participations hereunder, all late charges payable and collected under the terms of the Mortgage Loans. The Mortgage Originator shall not be entitled to any additional fees for the performance of its duties as servicer of any Mortgage Loan.

8.   Representations and Warranties with Respect to Mortgage Loans. The Mortgage
     Originator represents and warrants to the Participant as to each Mortgage
     Loan as of the date of the purchase of the related Participation that:

     (a)  proceeds equal to the note amount have been disbursed to or for the account of the mortgagor;

     (b)  it holds a mortgagee title insurance policy or a valid first lien letter from a title insurance company acceptable to Participant with an insured closing letter from the underwriter, showing the related mortgage to be a first mortgage lien on the mortgaged premises subject only to such easements, restrictions, title irregularities and similar matters which do not have any adverse effect on the ownership, appraised value or use of the mortgaged premises;

     (c)  no more than thirty (30) days have elapsed between the closing of the
          Mortgage Loan and the related Participation being presented to
          Participant for purchase;

     (d)  the note and mortgage are genuine instruments binding and enforceable against the mortgagor and subject to no defenses of any kind or nature;

     (e)  there are no defaults existing under the note or mortgage;

     (f)  the mortgage has been duly recorded or has been forwarded to the proper governmental office (and is in the proper form and accompanied by appropriate fees) for recording;

     (g)  the principal balance remaining unpaid is the amount shown on the
          Mortgage Loan Schedule attached to the related Participation
          Certificate;

     (h)  it holds a policy of insurance covering the mortgaged premises insuring against loss or damage by fire and other hazards not less extensive than extended coverage insurance. with an appropriate mortgagee loss payable endorsement in favor of the Mortgage Originator and its assigns as mortgagee;

     (i)  at all times each Mortgage Loan and each party was in compliance with all of the applicable provisions of applicable federal and state law and regulations: by way of illustration and not limitation, all
          Mortgage Loans which are subject to Section 226.32 of Federal Reserve
          Regulation Z have been accurately identified, accurate disclosures have been provided to the Mortgagor and Participant with respect to such Mortgage Loans, such Mortgage Loans do not contain any prohibited terms as specified in Section 226.32(d) and the Mortgage Originator has not engaged in any prohibited acts or practices as specified in specified in Section 226.32(e);

     (j)  all information provided to the Participant with respect to each
          Mortgage Loan is true, complete and accurate and no person or entity involved in the origination or servicing of the Mortgage Loan has made any false representation or has failed to provide information that is true, complete and accurate in connection with such transaction;

     (k)  the mortgage securing the Mortgage Loan is a valid, existing and enforceable first lien on the mortgaged property;

     (l)  the Mortgage Originator has no knowledge of any circumstances or condition with respect to the Mortgage Loan or the related mortgagor's credit standing that can reasonably be expected to cause the Mortgage
          Loan to become an unacceptable investment or delinquent or to adversely affect the value of any Participation;

     (m)  the Mortgage Originator is the sole owner and holder of the Mortgage
          Loan, the Mortgage Originator has not assigned or pledged the Mortgage
          Loan to secure any obligation other than the related Participation and the Mortgage Originator has good and marketable title to the Mortgage
          Loan;

     (n)  the Mortgage Loan is subject to a contractual arrangement between the
          Mortgage Originator and a takeout investor, the arrangement and takeout investor both being acceptable to the Participant in its sole discretion (including an agency of the United States government, a seller-servicer approved by an agency of the United States government or any other institutional investor) pursuant to which such purchaser agrees to purchase such Mortgage Loan or guarantee another party's purchase of the Mortgage Loan (a "Takeout Commitment");

     (o)  the Mortgage Loan has been underwritten in accordance with standard underwriting requirements as specified by the Participant or the related takeout investor, whichever are more stringent;

     (p)  the Mortgage Loan complies with all requirements set forth in the
          Participant's seller-servicer guide as amended from time to time; and

     (q)  the Mortgage Loan is not subject to any right of rescission, setoff, recoupment, abatement, counterclaim or defense (including the defense of usury), other than any such rights provided under applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors rights in general and general principles of equity, and none of the Mortgagor or takeout investor bas asserted or manifested an intention to assert any right of rescission, setoff., recoupment, counterclaim or defense, affecting any Mortgage Loan or Takeout
          Commitment which is related to the Participation. The Mortgage
          Originator covenants that it shall notify the Participant if it receives notice that any Mortgagor or takeout investor asserts or manifests any intention to assert any such right.

9.   Further Assurances. The Mortgage Originator agrees to make such further representations and warranties with respect to each Mortgage Loan and to take such actions in connection with each Mortgage Loan (including the reaffirmation of the representations and warranties contained herein) as the Participant may require.

10.  Delivery of Documents. Simultaneously with the purchase of any
     Participation, or, in the case of a Wet Funding, no later than five (5)
     days after the closing of the Mortgage Loan, the Mortgage Originator shall deliver to the Participant, or the settlement agent in accordance with
     Section 2(b) hereof), with respect to each Mortgage Loan, the following documents:

     (a)  The original, fully executed mortgage note for such Mortgage Loan, endorsed in blank without recourse, which note is hereby pledged to the Participant to secure the performance of all of the Mortgage
          Originator's obligations to the Participant incurred hereunder. The
          Participant will from time to time, at the request of the Mortgage
          Originator and in accordance with this Agreement, return to the
          Mortgage Originator such notes as have been paid by the mortgagor or, as determined by Participant in its sole discretion, are othe1Wise needed by the Mortgage Originator to facilitate the servicing of the
          Mortgage Loans.

     (b)  The fully executed mortgage with respect to such Mortgage Loan, with evidence of recording thereon, or, if such document has not been returned by the applicable recording office, a certified true and complete copy of such document.

     (c)  A fully executed assignment of mortgage in recordable form of the individual mortgage which secures the Mortgage Loan. Assignments delivered under this Agreement may be recorded by the Participant at any time in the sole discretion of the Participant

     (d)  A copy of the Takeout Commitment relating to such Mortgage Loan, the rights under such Takeout Commitment being hereby assigned to the
          Participant.

     (e)  All title insurance, hazard and/or homeowners insurance, PMI, and other policies (or copies thereof) relating to the Mortgage Loan.

11.  Assignment of Rights. By the sale of each Participation to the Participant, the Mortgage Originator hereby assigns to Participant those instruments and documents set forth in Section 10 above (but, with respect to the Takeout
     Commitment, only Mortgage Originator's rights therein), and all Mortgage
     Originator's rights thereunder, and further conveys and transfers to the
     Participant all right, title and interest in any property (real or personal) including cash, deeds or titles received in exchange for all or part of the Mortgage Loan.

12.  Events of Default The Mortgage Originator shall be in default upon the occurrence of any one or more of the following events (each, an "Event of
     Default"):

     (a)  The Mortgage Originator shall fail to remit to the Participant any principal or interest on a Participation as such amounts become due and payable under the terms of this Agreement;

     (b)  The Mortgage Originator shall fail to timely repurchase a
          Participation whose repurchase is required under Section 4 of this
          Agreement;

     (c)  In the case of any Wet Funding, Participant shall not have received the documents set forth in Section 10 within five (5) days after the closing of the Mortgage Loan.

     (d)  The Mortgage Originator shall default in the performance of any other agreement herein contained and such default continues for twenty-one
          (21) days after written notice thereof shall be given the Mortgage
          Originator by the Participant;

     (e)  The Mortgage Originator shall become insolvent or bankrupt, or make an assignment for the benefit of its creditors, or a receiver or trustee is appointed for the Mortgage Originator, or if bankruptcy, reorganization or liquidation proceedings are instituted by or against the Mortgage Originator; or

     (f)  Any license or registration reasonably necessary for the conduct of the Mortgage Originator's business shall be revoked, suspended, or otherwise limited by any state or federal regulatory, administrative, or quasi-govemmental agency (including, without limitation, FNMA and
          FHLMC), or any such state or federal regulatory, administrative, or quasi- governmental agency in any way restricts Mortgage Originator's authority to conduct its business in any state.

13.  Remedies. Upon the occurrence of an Event ofDefault by the Mortgage
     Originator:

     (a)  The Participant's commitment to purchase Participations under this
          Agreement shall cease to be in effect.

     (b)  The Participant may, at its option, take record title to each Mortgage
          Loan, may endorse the notes in its favor, may record the assignments of mortgage and shall have the right to service each of the Mortgage
          Loans. For such purposes, the Mortgage Originator agrees that upon demand by the Participant, it will turn over to the Participant all of its records pertaining to the Mortgage Loans and all documents pertaining thereto, including, but not limited to, title insurance policies, hazard insurance policies, mortgages, surveys and related papers. In addition, the Mortgage Originator hereby grants full power and authority to the Participant, acting in its name alone, or in its name as attomey-in-fact for the Mortgage Originator, to do and perform any and all of the undertakings of the Mortgage Originator hereunder, and in addition hereto, the power and authority to demand, collect, sue for all monies due or to become due on any of the Mortgage Loans, to foreclose any of the Mortgage Loans by exercise of the power of sale. or by court action, and to exercise any and all other powers and rights that the Mortgage Originator may now have or Ihereafter acquire with respect to any of the Mortgage Loans. This power is declared to be coupled with an interest and is irrevocable so long as the
          Participant shall have any interest in a Participation hereunder.

     (c)  The Participant shall be entitled, at the Participant's option, to require the Mortgage Originator to repurchase the Participation
          Certificate relating to any Participation at an amount equal to the related Participation Principal Balance as of the date of repurchase plus (i) anyaccrued and unpaid interest on such Participation
          Principal Balance, (ii) any accrued and unpaid fees owed to the
          Participant, and (iii) any out-of-pocket expenses paid by the
          Participant for which the Participant is entitled to be reimbursed under the terms of this Agreement.

14.  Operations Training Manual. Participant may provide to Mortgage Originator from time to time an Operations Training Manual (the "Manual") setting forth guidelines and conditions applicable to Mortgage Loans and to the purchase and sale of Participations under this Agreement. Such guidelines and conditions may include, without limitation, reporting and monitoring requirements to be observed by Mortgage Originator and Participant's reservation of rights to audit and verify information pertaining to the purchase and sale of Participations under this Agreement. The Manual is hereby incorporated into this Agreement. Participant may, in its discretion, amend the Manual from time to time. The amended Manual shall apply to all Mortgage Loans and to all matters relating to the purchase and sale of Participations under this Agreement twenty-one (21) days after
     Participant sends the amendment to the Mortgage Originator.

15.  Guaranty and Security. The Mortgage Originator's obligations hereunder shall be guarantied and secured in a manner satisfactory to the
     Participant; provided that any guaranty shall be deemed satisfactory if substantially in the form of  Exhibit D.

16.  Servicing by Participant. When the Participant is servicing the Mortgage
     Loans or exercising the power and authority granted by Section 13 above, it shall be entitled to receive the late charges referred to in Section 7 above.

17.  Fees and Expenses. Upon the purchase or repurchase of a Participation, the
     Mortgage Originator shall pay to the Participant the fees and expenses set forth m the Terms Addendum.

18.  Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND
     ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN WITHOUT
     GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF .

19.  Entire Agreement: Severability . This Agreement shall supersede any existing. agreement and shall constitute the entire agreement between the parties relating to the subject matter hereof. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

20.  Notices and Other Communications. Any and all notices, statements, demands or other communications hereunder may be given by a party to the other by mail, facsimile, telegraph, messenger or otherwise to the address listed below, or such other address as may be specified in a notice of change of address hereafter received by the other:

MORTGAGE ORIGINATOR:             Referral Finance.com. Corp.
                                 6200 La Calma Drive #201
                                 Austin. TX 78742

                                 Attention: Glenn La Pointe
                                 Telephone: (512) 452-6338
                                 Facsimile: (512) 452-7321

PARTICIPANT:                     Sterling Bank and Trust, FSB
                                 One Towne Square, 17th Floor
                                 Southfield, Michigan 48076
                                 Attention: Robert R. Denton
                                 Telephone: 248-948-8717
                                 Facsimile: 248.948-8733

with copy to:                    Sterling Bank and Trust, FSB
                                 Office of the General Counsel
                                 One Towne Square, 17th Floor
                                 Southfield, Michigan 48076
                                 Telephone: 248-351.3425
                                 Facsimile: 248-948-8751

All notices, demands and requests hereunder may be made orally , to be confirmed promptly in writing, or by other communication as specified in the preceding sentence.

21.  Waiver: Amendment. No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless in writing and duly executed by both of the parties hereto.

22.  Termination of Agreement: Renewal(s).

     (a)  If this Agreement has not otherwise been terminated pursuant to its terms or by an act of the Participant or Mortgage Originator, this
          Agreement shall terminate SIX months from the date hereof. The
          Mortgage Originator or Participant may terminate this Agreement by written notice to the other of its intent to do so, which notice shall take effect not sooner than ninety (90) days after such notice is given. If either the Mortgage Originator or the Participant delivers notice of intent to terminate this Agreement, or if the termination date described in the first sentence of this Section passes without renewal of this Agreement pursuant to Section 22(b), the Mortgage
          Originator shall not be entitled to sell Participations after the earlier of the date so described or the termination date specified in such notice. Notwithstanding termination of this Agreement. however, the Mortgage Originator's obligations hereunder shall not be terminated until the Participant has received all amounts due with respect to all Participations.

     (b)  This Agreement may be renewed in Participant's discretion for an additional1ike period of time as set forth in Section 22(a) (A) upon delivery by Mortgage Originator to Participant of (i) a complete copy of Mortgage Originator's financial statements, (ii) copies of reports arising from any regulatory audits conducted by any state or federal regulatory, administrative, or quasi-governmental agency (including, without limitation, FNMA and FHLMC), (iii) proof that the Mortgage
          Originator has in full force and effect errors and omissions insurance at a coverage level appropriate in light of the Mortgage Originator's business activity and loss history, and (iv) such other documentation and information as Participant may require; and (B) upon satisfaction of such other conditions as Participant may require.

IN WITNESS WHEREOF. the parties hereto have caused this Participation Agreement to be duly executed by their authorized officers the day and year first above written.

Referral Finance.com. Corp
as "Mortgage Originator"

by:  /s/    Signature
    -----------------------------
its:        President
    -----------------------------

Sterling Bank and Trust, FSB
as "Participant"

by:  /s/     Signature
    ----------------------------
             Robert R. Denton

its: Managing Director, Mortgage Banking Division

                                   ----------

                                 TERMS ADDENDUM

Terms Addendum dated as of May 25, 2000 to that certain Participation Agreement
(the " Agreement") of even date between Referral Finance.com, Corp. (the
"Mortgage Originator"), and STERLING BANK AND TRUST, FSB (the "Participant").

This Terms Addendum is hereby incorporated into and made a part of the Agreement and shall be binding as if fully set forth therein. The purpose of this Terms
Addendum is to: (i) state the principal terms of the Participations that the
Participant may purchase and have outstanding at anyone time from Mortgage
Originator, (ii) separately state all fees and charges to be made by the
Participant to the Mortgage Originator during the effective tem1 of the
Agreement, and (iii) set forth further requirements for the eligibility of
Mortgage Loans in which Participations will be sold by Mortgage Originator to
Participant Mortgage Originator recognizes its responsibility for the fees and charges stated and the right of Participant to debit any proceeds received on behalf of Mortgage Originator or Mortgage Originator's Maintenance Account, as
such term is defined below, in the amount and at the time any such fee or charge becomes due. Any capitalized term used and not defined herein shall have the respective meaning given thereto in the Agreement This Terms Addendum supersedes any other addendum that may have been incorporated into the Agreement previously.

A.   Principal terms of each Participation:

     1.   Maximum Participation Amount: $5.000.000.00.

     2.   Participation Percentage will be 98% of the Note Amount unless a
          Sterling Bank & Trust account is opened for 1% of the Maximum
          Participation amount in which case the Participation Percentage will be 100% of the Take"out price not to exceed par.

     3.   Purchase price for any participation will be 100% of par of the
          Participation Principal Balance.

B. The fees and charges are as follows:

     1.   Interest Rate:

          (a)  Shall be Prime plus 3.5 % per annum for Wet fundings, computed on a daily basis from the date Participant wires funds to a closing agent until such date as Participant receives in its possession original executed documents, and shall be Prime plus 1.5 % per annum thereafter .

          (b)  Shall be Prime plus U % per annum for Dry Fundings.

          (c)  Shall be Prime plus 3.5% for Second Mortgage.

               Interest shall be computed on a daily basis with respect to the amount outstanding under the Participation Certificate and, at the discretion of Participant, may be billed monthly or debited against any collections received in the Account, as such term is defined below, for any Mortgage Loans listed on Schedule I of the
               Participation Certificate.

               Note: The Interest Rate and all interest charges shall be based on the Prime Rate as published from time to time in the Money
               Rates column of the Wall Street Journal (Eastern Edition) as effective for each such day for which interest shall be
               attributable plus the additional percentage as indicated above.

     2.   Default Rate: Shall be the applicable Interest Rate (Wet or Dry) plus
          2.0% to be computed on a daily basis with respect to any Participation that has not been repurchased and paid in full within the number of days specified in Section 4 of the Agreement or that is otherwise deemed to be in default by the Participant. The Default Rate shall apply until payment thereof.

     3.   A $100 loan processing fee shall be payable with respect to each
          Mortgage Loan package delivered to Participant which may at
          Participant's option be debited against any collections received in the Account for such Mortgage Loan, unless the loans is to be delivered to Sterling Bank & Trust at which time a $50.00 processing fee shall apply.

     4.   Participation Percentage shall be upgraded from 98% to 100% if loans are sold to Sterling Bank & Trust.

     5.   A $100 fee for any Mortgage Loan submitted to Participant for review and potential same day purchase, which may at Participant's option be debited against any collections received in the Account for such
          Mortgage Loan to be debited against any collections received in the
          Account for such Mortgage Loan..

     6.   A $25 fee plus all shipping costs incurred by Participant with respect to each Mortgage Loan for which the Mortgage Originator fails to supply the appropriate shipping packages for shipment to a takeout investor or such shipping cannot be charged to the Mortgage
          Originator's account for any reason. which may at Participant's option be debited against any collections received in the Account for such
          Mortgage Loan.

     7.   Any other amounts due pursuant to the Agreement.

     8.   Any other charges incurred by Participant on behalf of the Mortgage
          Originator.

     9.   Participant reserves the right to reduce the Maximum Participation
          Amount based on the extent of Mortgage Originator's use of the facility.

     10.  An additional administration fee of $100.00 per loan per month will be charged for any loan on the facility for more than 90 days.

     11.  Any loan of the facility over 120 days will require an additional principal payment of ten percent (10%) of the Note amount

C.   No Mortgage Loan shall be considered to be an eligible Mortgage Loan under the Agreement unless it (i) complies in all respects with the requirements set forth herein and in the Agreement, and (ii) complies in all respects with the following additional requirements:

     1.   The dollar amount of any individual Mortgage Loan shall not exceed
          $350.00.

     2.   Is first lien secured by a residential 1-4 family.

     3.   Is deliverable to the Take-Out Investor issuing the corresponding
          Take-Out Agreement within 90 days.

     4.   Is a second lien mortgage that when added to all other second lien mortgage in the Participation Facility does not exceed the maximum sublimit of 10% or $500,000.00. CLTV should not exceed 100%

     In addition, a Mortgage Loan shall not qualify as an eligible Mortgage Loan if any of the following statements is true with regard to such Mortgage
     Loan:

     1.   Is a Mortgage Loan to an officer, principal, manager or Guarantor of the Mortgage Originator.

     2.   The borrower(s) on the Mortgage Loan have two (2) loans outstanding with this facility.

     3.   The Mortgage Loan is a construction or other "draw" type loan.

     4.   The Mortgage Loan property has deferred maintenance of more than 10%
          of the appraised value.

     5.   Is a Mortgage Loan not generally saleable in the secondary market.

D.   Mortgage Originator shall maintain at all times a balance in an account
     (the "Maintenance Account") established by Participant at Sterling Bank &
     Trust. or such other bank as Participant may from time to time designate, of $S.000.00. Participant shall be entitled to debit, from time to time,
     Mortgage Originator's balance in the Maintenance Account for any sum due and owing Participant from Mortgage Originator.

IN WITNESS WHEREOF, the parties have caused this Terms Addendum to be executed in their respective corporate names and their corporate seals to be affixed and attested to by their respective duly authorized officers, as of the date first set forth above.

Referral Finance.com. Corp
as "Mortgage Originator"

by:  /s/  Signature
    ------------------------------
its:      President
     -----------------------------

Sterling Bank and Trust, FSB
as "Participant"

by:  /s/ Signature
    ------------------------------
         Robert R. Denton

its: Managing Director, Mortgage Banking Division